..

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 22, 2022
INDIE SEMICONDUCTOR, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40481	88-1735159
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

32 Journey Aliso Viejo, California	92656
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (949) 608-0854
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	INDI	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock for $11.50 per share	INDIW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

.

..
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements for Certain Officers

The Compensation Committee of the Board of Directors (the “Compensation Committee) of indie Semiconductor, Inc., a Delaware corporation (“indie”) adopted and approved a form of Employment Agreement (“Employment Agreement”) that was entered into on December 22, 2022 between indie and each of the named executive officers of indie (each an “Officer” and together, the “Officers”).

Employment Agreements

The material terms of the Employment Agreements for each of the Officers are summarized below.

Base Salary and Bonus. Effective January 1, 2023, the Employment Agreement for each Officer entitles the Officer to receive a minimum annual base salary amount and target annual incentive bonus amount. The base salary and target bonus amounts for the Officers are as follows: Donald McClymont ($400,000 base salary and target bonus equal to 100% of base salary); Thomas Schiller ($345,000 base salary and target bonus equal to 70% of base salary); Ichiro Aoki ($300,000 base salary and target bonus equal to 40% of base salary); Scott Kee ($300,000 base salary and target bonus equal to 40% of base salary); and Steven Machuga ($343,200 base salary and target bonus equal to 50% of base salary).

Equity Compensation. Each Officer is eligible to participate in indie’s 2021 Omnibus Equity Incentive Plan (“Equity Incentive Plan”). Any grants made to the Officers under the Equity Incentive Plan will be determined and approved by the Compensation Committee in its discretion.

Severance Terms. The Employment Agreement provides that if (i) indie terminates an Officer’s employment at any time with Cause (as such term is defined in the Employment Agreement), (ii) the Officer voluntarily terminates his employment other than for Good Reason (as such term is defined in the Employment Agreement) or (iii) the Officer dies, such Officer will be entitled to his base salary accrued through the date of termination of employment. Additionally, if an Officer is then serving on the Board of Directors of indie (the “Board”), such Officer will be required to tender his resignation as a member of the Board if so requested.

Pursuant to the terms of the Employment Agreement, if indie terminates an Officer’s employment at any time (A) other than for Cause or (B) due to a Disability (as such term is defined in the Employment Agreement), or if an Officer voluntarily terminates his employment for Good Reason (each event constituting “Severance”), then, subject to such Officer executing a release of claims in favor of indie, such Officer will be entitled to: (a) lump sum payment equal to a sum of a number of months of base salary and target bonus, together with any base salary accrued through the termination date; (b) at the Officer’s election, a lump sum payment equal to the value of a number of months of COBRA coverage or direct payment of premiums for health care continuation coverage under the applicable provisions of COBRA (the “COBRA Benefit”); and (c) a number of months of accelerated vesting of all equity awards received from indie prior to such termination of employment (with the vesting for awards subject to performance-based vesting based on the target performance level). Mr. McClymont is entitled to 18 months of his base salary and target bonus, 18 months of the COBRA Benefit and to 12 months of accelerated equity award vesting, while all of the other Officers are entitled to 12 months of base salary and target bonus, 12 months of the COBRA Benefit and 6 months of accelerated equity award vesting.

Notwithstanding the foregoing, if any such termination occurs within the period commencing 90 days before, or two years following, the consummation of a Change of Control (as such term is defined in the Employment Agreement) (such event, a “CIC Severance”), then, in lieu of the benefits described above, such Officer will be entitled to: (a) a lump sum payment equal to a sum of a number of months of base salary and target bonus, together with any base salary accrued through the termination date; (b) 100% accelerated vesting of all equity awards received from indie prior to such termination of employment (with the vesting for awards subject to performance-based vesting to be at the greater of target or the level earned based on actual performance); (c) the COBRA Benefit for a number of months; and (d) a pro-rata portion of any annual bonus earned based on actual performance for the year of termination of employment. Additionally, if an Officer is then serving on the Board, such Officer will be required to tender his resignation as a member of the Board if so requested. For the CIC Severance, Mr. McClymont is entitled to 24 months of his base salary and target bonus and 18 months of the COBRA Benefit, while all of the other Officers are entitled to 18 months of base salary and target bonus and 18 months of the COBRA Benefit.

.

..
The description of the arrangements under the Employment Agreements contained in this report does not purport to be complete and is qualified in its entirety by reference to the copy of the form of Employment Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated into this report by reference.

Equity Awards

The Compensation Committee also approved Officer equity grants of time-based restricted stock units (“RSUs”), performance-based RSUs (“PRSUs”), and stock-price RSUs pursuant to the Equity Incentive Plan, all with an effective grant date of January 3, 2023.

The time-based RSUs will vest over four (4) years, with twenty-five percent (25%) of the total number of shares vesting annually on each of the first, second, third and fourth anniversary of the date of grant.

Name of Grantee	Total No. Time-Based RSUs
Donald McClymont	286,500
Thomas Schiller	226,500
Ichiro Aoki	37,500
Scott Kee	37,500
Steven Machuga	56,250

The PRSUs will vest subject to the attainment of two (2) performance-based metrics, including (i) operating income and (ii) revenue growth as compared to a peer group predetermined by the Compensation Committee. The PRSUs will vest over a three-(3) year term. 50% of the PRSUs will vest based on the achievement of operating income targets while the remaining 50% of the PRSUs will vest based on the achievement of relative revenue growth targets.

Name of Grantee	Target No. of PRSUs
Donald McClymont	286,500
Thomas Schiller	226,500
Ichiro Aoki	12,500
Scott Kee	12,500
Steven Machuga	18,750

The stock-price RSUs shall be earned and become vested, if at all, based on the achievement of the stock price targets set at $20, $30 and $40 per share of indie’s Class A common stock prior to the expiration of a four-year performance period ending on December 31, 2026. Should indie’s Class A common stock achieve a certain stock price target, the Officer shall be entitled to the number of shares at such price target, plus any shares listed at any price target below the achieved price target.

Name of Grantee	$20	$30	$40
Donald McClymont	500,000	350,000	150,000
Thomas Schiller	250,000	250,000	250,000
Steven Machuga	16,666	16,666	16,668

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Employment Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
.

..
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDIE SEMICONDUCTOR, INC.

December 23, 2022	By:	/s/ Thomas Schiller
		Name:	Thomas Schiller
		Title:	Chief Financial Officer & EVP of Strategy (Principal Financial Officer)
.